UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 26, 2008

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 7, 2008, Internap Network Services Corporation (the “Company”) appointed George E. Kilguss, III as its Vice President and Chief Financial Officer.

Prior to joining the Company, Mr. Kilguss, 47, was Chief Financial Officer of Towerstream Corporation from 2004 to 2007.  Prior to his tenure at Towerstream, Mr. Kilguss held a number of positions with Stratos Global Corporation from 1997 to 2000,  most recently as the Executive Vice President and Chief Financial Officer, as well as serving as a Director.  Mr. Kilguss holds a Mater of Business Administration degree in finance and accounting from the University of Chicago’s Graduate School of Business and a Bachelor of Science degree in economics and finance from the University of Hartford.

No family relationships exist between Mr. Kilguss and any of the Company’s directors or other executive officers. There are no arrangements between Mr. Kilguss and any other person pursuant to which Mr. Kilguss was selected as an officer, nor are there any transactions to which the Company was or is a participant and in which Mr. Kilguss has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Financial Officer, Mr. Kilguss entered into the Company’s Employment Security Plan, or the Plan.

The Plan, which is filed as Exhibit 99.2 to the Company’s current report on Form 8-K filed on November 19, 2007, is incorporated herein by reference.

The Joinder Agreement to the Plan signed by Mr. Kilguss is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Kilguss will receive a base salary of $275,000 and will be eligible to participate in the Company’s annual incentive bonus plan. Mr. Kilguss will also be eligible to receive awards granted pursuant to the Company’s 2005 Stock Incentive Plan including a new hire grant of 200,000 shares of restricted stock, which will vest over four years. In addition, Mr. Kilguss will receive reimbursement for relocation expenses of up to $75,000, which he must repay if he terminates his employment without good reason within twelve months.

Item 8.01.   Other Events.

On March 27, 2008, the Company issued a press release announcing the appointment of George E. Kilguss, III as its Chief Financial Officer. A copy of this press release is furnished as Exhibit 99.2 to this current report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Joinder Agreement to the Employment Security Plan executed by George E. Kilguss, III.
99.2	Press release dated March 27, 2008, announcing George E. Kilguss, III as Vice President and Chief Financial Officer.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: March 28, 2008

By:	/s/ Richard P. Dobb
Richard P. Dobb, Vice President and General Counsel

EXHIBIT INDEX

99.1	Joinder Agreement to the Employment Security Plan executed by George E. Kilguss, III.
99.2	Press release dated March 27, 2008, announcing George E. Kilguss, III as Vice President and Chief Financial Officer.